                                                                    EXHIBIT 99.1

                           Filed by AirGate PCS, Inc.
                    Pursuant to Rule 425 under the Securities
                       Act of 1933, as amended and deemed
                     Filed pursuant to Rule 14a-12(b) of the
                             Securities Act of 1934
                           Subject Company: iPCS, Inc.

                    Commission File No. 333-47682; 333-47688


                               [AirGate PCS Logo]

                            Presentation to Investors

                               [AirGate PCS Logo]


                             Safe Harbor Provisions

     Certain statements contained in this presentation, such as statements concerning AirGate PCS', iPCS' or the combined company's anticipated performance, plans for growth and anticipated financial results and other factors that could affect future operations or performance and other non-historical facts, are forward looking statements made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Since these forward looking statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward looking statements. Such factors include: the ability to successfully integrate the two businesses, the competitiveness and financial impact of Sprint PCS pricing plans, products and services; the ability of Sprint PCS to provide back office, customer care and other services; consumer purchasing patterns; potential fluctuations in quarterly results; an adequate supply of subscriber equipment; risks related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion; the ability to successfully complete the build-out of the iPCS network, the potential need for additional capital, anticipated future losses; the significant level of indebtedness of the combined companies and volatility of AirGate PCS's stock price. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from those contained in this presentation, please refer to AirGate PCS's and iPCS' filings with the Securities and Exchange Commission ("SEC"), especially in the "investment considerations" section of AirGate PCS's Form 10-K for the fiscal year ended September 30, 2001, AirGate PCS' Form 10-Q for the fiscal quarter ended March 31, 2002, iPCS' Form 10-K for the period ended September 30, 2001, iPCS' Form 10-Q for the fiscal quarter ended March 31, 2002, and in subsequent filings with the SEC. In addition, EBITDA is a financial measure used in the financial community. It is not, however, a measure of financial performance under generally accepted accounting principles in the United States. Neither company will undertake to update or revise any forward-looking statement contained herein.

                               [AirGate PCS Logo]


                              Investment Highlights

                                  Great Assets

   . Attractive markets

   . Benefit from strategic relationship with Sprint PCS

   . Superior network technology and capital efficient 3G transition path
     History of solid execution

   . Proven management team with superior track record

   . Build-out complete Accelerated financial performance

   . Fully-funded business plan

   . EBITDA breakeven in calendar Q3 2002

   . Rapid path to free cash flow positive by June 2003

                               [AirGate PCS Logo]


                                AirGate Overview

   [Map of AirGate and Sprint PCS territories in Nebraska, Iowa, Wisconsin, Illinois, Michigan, Indiana, Ohio, Kentucky, Tennessee, North Carolina, South Carolina and Georgia]

                   . One of the largest Sprint PCS affiliates
                             14.6 million total POPs
                           11.6 million covered POPs
                            Over 506,000 subscribers

            . 30MHz of spectrum in most Midwestern markets allows for
                       spectrum enhancement opportunities

     Spring local exchange carrier presence in 30% of Southeastern territory results in greater market penetration and lower CPGA

                     Contiguous to Sprint PCS major markets

                                     Atlanta

                                    Charlotte

                                     Chicago

                                     Detroit

                                   Des Moines

                                  Indianapolis

                                    St. Louis

                               [AirGate PCS Logo]


                               Attractive Markets

.. AirGate PCS has some of the strongest demographics in the Sprint PCS affiliate space



                               Population Density

                    -------------------- ---------------
                           AirGate             113
                    -------------------- ---------------
                         US Unwired            98
                    -------------------- ---------------
                          UbiquiTel            70
                    -------------------- ---------------
                           Alamosa             43
                    -------------------- ---------------


                           Median Household Income

                    -------------------- ---------------
                          AirGate           $29,382
                    -------------------- ---------------
                        US Unwired          $28,095
                    -------------------- ---------------
                         UbiquiTel          $28,029
                    -------------------- ---------------
                          Alamosa           $25,674
                    -------------------- ---------------


                          Interstate Traffic Density

                    -------------------- ---------------
                          AirGate            20,371
                    -------------------- ---------------
                        US Unwired           19,600
                    -------------------- ---------------
                         UbiquiTel           17,613
                    -------------------- ---------------
                          Alamosa            11,943
                    -------------------- ---------------

 /1/ Source: Data per Paul Kagan's Wireless Telecom Atlas & Databook, 2001, as reported per individual BTA.

                               [AirGate PCS Logo]



                    Benefits of Strategic Sprint Relationship

.. Sprint PCS brand name recognition

.. National marketing and advertising programs

.. Extensive distribution channels including Radio Shack, Best Buy & Circuit City

.. Access to spectrum licenses without capital investment

.. Network equipment and handset purchasing economies of scale

.. Nationwide network and roaming partner

.. Sprint back office services such as customer care and billing

                                       7
                               [AirGate PCS Logo]


                         Extensive Distribution Channels

[Two pie charts; one of the Southeast Distribution, one of the Midwest Distribution]

                                    Southeast

                   ------------------------   ----------
                     National Third Party         39%
                   ------------------------   ----------
                     Company owned stores         42%
                   ------------------------   ----------
                           B2B                     6%
                   ------------------------   ----------
                         Sprint                   13%
                   ------------------------   ----------

                                     Midwest

                   -------------------------  ----------
                      National Third Party        51%
                   -------------------------  ----------
                       Local Third Party          22%
                   -------------------------  ----------
                      Company owned stores        20%
                   -------------------------  ----------
                              B2B                  4%
                   -------------------------  ----------
                            Sprint                 3%
                   -------------------------  ----------

                    Note: As of quarter ending March 31, 2002

                               [AirGate PCS Logo]



                    Capital Efficient Technological Migration

   Sprint PCS nationwide deployment of 1XRTT will be completed mid 2002

      . Ubiquitous launch compared to some competitors' single market launch

   Minimal switch/base station modification

      . Less than $25 million for initial deployment of the combined territory


   Will provide significant benefits, including:

      . Increased voice capacity

      . Faster data speeds

      . Longer battery life

   1XRTT plus new location identification capability will provide exciting new applications

     . End result is opportunity to enhance ARPU and gain market share

                               [AirGate PCS Logo]


                              Operating Performance

                               [AirGate PCS Logo]


                         Strong Operational Performance

                         Net Adds / 100,000 POPs / Week

                         ----------------     ------------
                              AirGate              28
                         ----------------     ------------
                               Sprint              26
                         ----------------     ------------
                             US Unwired            24
                         ----------------     ------------
                              Alamosa              23
                         ----------------     ------------
                               Triton              19
                        -----------------     ------------
                            UbiquiTel              16
                        -----------------     ------------
                         Nextel Partners           13
                        -----------------     ------------

                    Note: As of quarter ending March 31, 2002

                               [AirGate PCS Logo]


                            Average Revenue per User

                           2Q 2002 components of ARPU

                     ------------------------ --------------
                         Analog Roaming              $2
                     -----------------------  --------------
                         Features / LD               $4
                     -----------------------  --------------
                              MOP                   $14
                     -----------------------  --------------
                              MRC                   $40
                     -----------------------  --------------

                    Note: As of quarter ending March 31, 2002

                               [AirGate PCS Logo]


                               Cash Cost per User

                         2Q 2002 components of CCPU $57

                        -------------------- ----------
                          Sprint Services      $10
                        -------------------- ----------
                          Affiliation Fee       $4
                        -------------------- ----------
                              Bad Debt          $6
                        -------------------- ----------
                          Roaming Expense      $14
                        -------------------- ----------
                                G &A            $4
                        -------------------- ----------
                           Network Costs       $19
                        -------------------- ----------


                    Note: As of quarter ending March 31, 2002

                               [AirGate PCS Logo]


                               Cost per Gross Add

                         2Q 2002 Components of CPGA $333

                      ---------------------------- ---------
                              Advertising             $63
                      ---------------------------- ---------
                            Handset Subsidy          $108
                      ---------------------------- ---------
                              Commissions             $74
                      ---------------------------- ---------
                       Salaries & Sales Overhead      $87
                      ---------------------------- ---------

                    Note: As of quarter ending March 31, 2002

                               [AirGate PCS Logo]


                           Quarters to EBITDA positive

                      ------------------------- --------
                             AirGate SE            10
                      ------------------------- --------
                        AirGate (combined) 1       12
                      ------------------------- --------
                               Triton              10
                      ------------------------- --------
                             Sprint PCS            21
                      ------------------------- --------


                    1. Estimated quarters to EBITDA positive

                               [AirGate PCS Logo]


                        Cumulative Capex per Covered POP

                           ------------------- --------
                                 AirGate         $49
                           ------------------- --------
                                  Triton         $83
                           ------------------- --------
                                Sprint PCS       $91
                           ------------------- --------


                    Note: As of quarter ending March 31, 2002
                    1. Per Lehman Brothers research, May 2002

                               [AirGate PCS Logo]


                              Capital Expenditures

                           2Q 2002 Components of Capex

                        ------------------------- -----------
                             Switch Modules           39%
                        ------------------------- -----------
                                 1XRTT                20%
                        ------------------------- -----------
                          Additional Carriers         11%
                        ------------------------- -----------
                                 Retail                6%
                        ------------------------- -----------
                           Enhanced Coverage          20%
                        ------------------------- -----------
                                 Admin                 4%
                        ------------------------- -----------


                    Note: As of quarter ending March 31, 2002

                               [AirGate PCS Logo]



                                iPCS Acquisition

                               [AirGate PCS Logo]


                             Midwest Region Changes

                             "Driving Productivity"

     . Channel structure implemented mid-January

       - 1 RVP, 3 directors, 2 key managers

     . Seeded MW Region with a few successful SE managers

     . Business channel expansion will be slowed until mid-year

     . All staffing in place at the end of March

     . Expect to see continuing sales improvement starting in the third fiscal quarter

                               [AirGate PCS Logo]


                               Midwest Competition

     The Midwest region has less than 5 competitors in 2/3rds of its markets

            ---------------------- ------------------ -------------
              No. of Competitors     No. of Markets     % of Total
            ---------------------- ------------------ -------------
               0-2 competitors             12             32.4%
            ---------------------- ------------------ -------------
               3-4 competitors             12             32.4%
            ---------------------- ------------------ -------------
               5-6 competitors             13             35.2
            ---------------------- ------------------ -------------
                    Total                  37            100.0%
            ---------------------- ------------------ -------------

                               [AirGate PCS Logo]


                          Midwest Spectrum Distribution

     Average of 25 MHz spectrum across territory allowing for potential spectrum swaps to enhance position

              ---------- ------------------ -------------- ------------
                  MHz      No. of Markets     Total POPs    % of Total
              ---------- ------------------ -------------- ------------
                10 MHz           8             1,641,200       22%
              ---------- ------------------ -------------- ------------
                20 MHz           3              398,600         8%
              ---------- ------------------ -------------- ------------
                30 MHz           26            5,405,900       70%
              ---------- ------------------ -------------- ------------
                 Total           37            7,445,700       100%
              ---------- ------------------ -------------- ------------

                               [AirGate PCS Logo]


                              Financial Performance

                               [AirGate PCS Logo]


                             Another Strong Quarter

                          ($ in millions, except ARPU)

      ---------------------- --------------------------- --------------------
                              Pro forma AirGate Dec 01    AirGate March 02
      ---------------------- --------------------------- --------------------
             Net Adds                  87,259                  53,010
      ---------------------- --------------------------- --------------------
        Churn, net 30 days              3.0%                    3.0%
      ---------------------- --------------------------- --------------------
               ARPU                     $59                     $60
      ---------------------- --------------------------- --------------------
          Roaming Margin                $7.1                    $4.0
      ---------------------- --------------------------- --------------------
              EBITDA                 ($26.6) 1                ($6.8) 2
      ---------------------- --------------------------- --------------------
              Capex                    $46.2                   $37.4
      ---------------------- --------------------------- --------------------

1. Excludes non-cash stock option compensation and one time merger related costs

2. Excludes non-cash stock option compensation and goodwill impairment

                               [AirGate PCS Logo]


                    Liquidity through Free Cash Flow Positive
                           April 1, 2002 to June 2003
                                 ($ in millions)

---------------------------------- -------------------- ---------------- --------------
                                   Stand Alone AirGate  Stand Alone iPCS  Consolidated
        At April 1, 2002                                                   AirGate PCS
---------------------------------- -------------------- ---------------- --------------
   Cash and Cash Equivalents            $18.6                 $7.2           $25.8
---------------------------------- -------------------- ---------------- --------------
Borrowings available under senior        $30.0                $60.0           $90.0
    secured credit facilities
---------------------------------- -------------------- ---------------- --------------
      Total Cash Available               $48.6                $67.2          $115.8
---------------------------------- -------------------- ---------------- --------------
             EBITDA                    $27 - $29          ($11) - ($12)     $15 - $18
---------------------------------- -------------------- ---------------- --------------
      Sale of Tower Assets                 --               $10 - $12       $10 - $12
---------------------------------- -------------------- ---------------- --------------
      Capital Expenditures           ($32) - ($34)        ($25) - ($26)   ($57) - ($60)
---------------------------------- -------------------- ---------------- --------------
      Cash interest payments         ($8) - ($9)          ($6) - ($7)    ($14) - ($16)
   and principal amortization
---------------------------------- -------------------- ---------------- --------------
  Working Capital Requirements        ($5) - ($6)          ($7) - ($8)    ($12) - ($14)
---------------------------------- -------------------- ---------------- --------------
  Estimated net sources (uses)       ($18) - ($20)        ($37) - ($43)   ($55) - ($63)
---------------------------------- -------------------- ---------------- --------------
   Estimated Cash available at      $28.6 - $30.6         $24.2 - $30.2   $52.8 - $60.8
         June 30, 2003
---------------------------------- -------------------- ---------------- --------------

                               [AirGate PCS Logo]


                              Investment Highlights

                                  Great Assets

                           History of solid execution

                        Accelerated financial performance

               Rapid path to free cash flow positive by June 2003

                               [AirGate PCS Logo]